                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                         AUGUST 15, 2003
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Date of earliest event reported:            AUGUST 14, 2003
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                             PIONEER COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                               000-31230                 06-1215192
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                         77002
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code       (713) 570-3200
                                                  -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On August 14, 2003, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its results for the quarter ended June 30, 2003. Filed herewith is such press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         Exhibit number         Description

             99.1              Press Release of August 14, 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PIONEER COMPANIES, INC.


                                             By: /s/ KENT R. STEPHENSON
                                                -------------------------------
                                                Kent R. Stephenson
                                                Vice President, Secretary and
                                                General Counsel



Dated:  August 14, 2003


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                                  EXHIBIT INDEX

EXHIBIT NUMBER          DESCRIPTION
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
     99.1               Press Release of August 14, 2003